SCHEDULE 14A INFORMATION

                                (Rule 14-A-101)

        Information Required in Proxy Statement Schedule 14A Information

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by Registrant    [X]

Filed by a Party other than the Registrant    [_]

Check the appropriate box:

     [X]  Preliminary Proxy Statement

     [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [_]  Definitive Proxy Statement

     [_]  Definitive Additional Materials

     [_]  Soliciting Material Under Rule 14a-12


                           INFE-HUMAN RESOURCES, INC.
                         -----------------------------
                (Name of Registrant as Specified in Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  $125 per Exchange Act Rules o-11(c)(1)(ii), 14(a)-6(i)(1), 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously by written preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                                ----------------

                           NOTICE AND PROXY STATEMENT

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
              TO BE HELD MONDAY, MAY 10, 2004 AT 10:00 A.M. E.D.T.

To the shareholders of INFe-Human Resources, Inc.:

Notice is hereby given that the annual meeting of the shareholders of INFe-Human Resources, Inc. will be held at 67 Wall Street, 22nd Floor, New York, New York 10005, on May 10, 2004, at 10:00 A.M. local time. The meeting is called for the following purpose:

  1. To approve the appointment of Bagell, Josephs & Company, L.L.C. as INFe-Human Resources, Inc.'s independent certified public accountants,

  2. To consider and take action upon such other matters as may properly come before the meeting or any adjournment.

After careful consideration, INFe-Human Resources' Board of Directors has unanimously approved the proposals and recommends that you vote "FOR" each proposal.

Only shareholders of record of INFe-Human Resources, Inc. at the close of business on March 29, 2004 are entitled to receive notice of and to vote at the annual meeting, or any postponement or adjournment.

All shareholders are cordially invited to attend the meeting. IF YOU ARE NOT ABLE TO ATTEND THE MEETING PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE REPLY ENVELOPE PROVIDED. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to ensure that all your shares are voted. You may revoke a proxy at any time if it has not yet been exercised by delivering a later dated proxy or a written revocation to the Corporate Secretary of INFe-Human Resources, Inc. If you attend the annual meeting and vote by ballot, your proxy vote will be revoked automatically and only your vote at the annual meeting will be counted. The prompt return of your proxy card will assist us in preparing for the annual meeting.

                                     By Order of the Board of Directors

                                     /s/ Arthur Viola
                                     ----------------
                                         Arthur Viola
                                         President and Secretary
                                         Dated: March 29, 2004




                           INFE-HUMAN RESOURCES, INC.

                                PROXY STATEMENT

This proxy statement is furnished to the shareholders of INFe-Human Resources, Inc. in connection with the annual meeting of shareholders and any adjournment. The annual meeting will be held at 67 Wall Street, 22nd Floor, New York, New York, 10005 on May 10, 2004 at 10:00 A.M. local time.

The annual meeting is being held for the purposes set forth in the accompanying notice of annual meeting of shareholders. This proxy statement and the notice of annual meeting are being provided to shareholders on or about April 15, 2004. INFe-Human Resources, Inc., a Nevada corporation, has its principal executive offices at 67 Wall Street, 22nd Floor, New York, New York, 10005.

Solicitation of Proxies

INFe-Human Resources,Inc. is soliciting proxies. The cost of distributing the proxy statement and annual meeting notice will be borne by the Company. Brokerage houses and nominees will be requested to supply lists of or forward the proxy material to the beneficial owners. INFe-Human Resources, Inc., upon request, will reimburse such brokerage houses and nominees for their reasonable expenses in forwarding proxy material to their beneficial owners. Proxies will be voted as indicated and if no designation is made will be voted "FOR" each proposal.

Voting Securities

INFe-Human Resources, Inc. presently has one class of voting stock outstanding: common stock, par value $.001 per share. Each share is entitled to one vote.

As of March 29, 2002, the record date for the meeting, there were issued and outstanding 11,000,000 shares of common stock.

Directors will be elected by the affirmative vote of a plurality of the shares present in person or represented by proxy at the meeting. The affirmative vote of a majority of the shares present in person or represented by proxy at the meeting is required for adoption of each other proposal. Accordingly, abstentions and broker non-votes will have the same effect as a "NO" vote.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of INFe-Human Resources, Inc.'s common stock as of March 29, 2004, (i) by each person or entity known by INFe-Human Resources, Inc. to own beneficially more than five percent of the Company's common stock, (ii) by each of the Company's Directors and nominees, (iii) by each Executive Officer of INFe-Human Resources, Inc. and (iv) by all

Executive Officers and Directors of INFe-Human Resources, Inc. as a group.

                                                  Number of
                                                    Shares    Percent
                                                 Beneficially   of
Name of Beneficial Owner(1)                        Owned(2)    Class
---------------------------                      ------------ -------
Arthur Viola...................................  8,040,000     73.1%


All Executive Officers and Directors as a group..8,040,000     73.1%

--------
1. The address for each of the named individuals is c/o Daniels Corporate Advisory Company, Inc., 67 Wall Street, 22nd Floor, New York, New York 10005-3198. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of Common Stock that an individual or group has a right to acquire within sixty (60) days pursuant to the exercise of warrants or options are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Amounts shown are as of March 29, 2004.


BOARD OF DIRECTORS AND COMMITTEES

The Board is divided into three classes, with the term of office of one class expiring each year. INFe-Human Resources, Inc. currently has one Director with no Directors in Class I, no Directors in Class II and one Director in Class
III. The term of office of Director Arthur Viola expires at the 2006 annual meeting.

INFe-Human Resources, Inc. has an Audit Committee. The Board of Directors does not have a standing nominating committee. During the fiscal year ended November 30, 2003, INFe-Human Resources, Inc.'s Board held 1 regular meeting and no special meetings. All Directors attended at least 75% of the meetings of the Board and Committees of the Board on which they served.

Audit Committee

The Audit Committee is responsible for nominating the Company's independent accountants for approval by the Board of Directors, reviewing the scope, results and costs of the audit with INFe-Human Resources, Inc.'s independent accountants and reviewing the financial statements, audit practices and internal controls of the Company. The Committee is comprised of Mr. Viola. The Audit Committee met
1 time during the 2003 fiscal year.

Audit Committee Report

The Audit Committee oversees INFe-Human Resources, Inc.'s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the annual report on Form 10-KSB for the fiscal year ended November 30, 2003 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent certified public accountants, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of INFe-Human Resources, Inc.'s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee discussed with the independent accountants the accountants' independence from management and the Company, including the matters in the written disclosures received from the accountants as required by the Independence Standards Board.

The Committee discussed with the Company's independent accountants the overall scope and plans for their respective audits. The Committee meets with the independent accountants, with and without management present, to discuss the results of their examinations, their evaluations of INFe-Human Resources, Inc.'s internal controls, and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended November 30, 2003 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of Bagell, Josephs & Company, L.L.C. as INFe-Human Resources, Inc.'s independent certified public accountants.

                                     Mr. Viola, Audit Committee Chair

Compensation of Directors

Mr. Viola did not receive any compensation for his service as a director of the Company during fiscal 2003. Messrs. Tom Richfield and Gus Mechalas, former directors, also did not receive any compensation for their services during fiscal 2003.


                            EXECUTIVE COMPENSATION

Set forth below is a summary compensation table relating to the Chief Executive Officer's compensation during fiscal 2003 and fiscal 2002.



Name, Principal Position  Year(1) Salary(1)  Bonus   Options
Compensation
------------------------  ------- --------- ------   -------
Arthur Viola.............  2003    $-0-      $-0-     $-0-
                           2002    $-0-      $-0-     $-0-


--------
(1)  Mr. Viola has been Chief Executive Officer since September, 2002.


Employment Agreements

Mr. Viola does not have an employment agreement with the Company. common stock in accordance to the terms of his agreement.


Stock Options

No stock options were issued in fiscal 2002 or fiscal 2003. Mr. Viola does not own any stock options in the Company and did not exercise any in either fiscal 2002 or fiscal 2003.


                         COMPLIANCE WITH SECTION 16(a)

Section 16(a) of the Securities Exchange Act of 1934 requires INFe-Human Resources, Inc.'s Officers and Directors, and persons who own more than 10% of INFe-Human Resources, Inc.'s common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% shareholders are required by SEC regulation to furnish INFe-Human Resources, Inc. with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company, the Company believes that during 2003 INFe-Human Resources, Inc.'s Officers, Directors and 10% beneficial owners made all required Section 16(a) filings.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In November 2003, Mr. Viola, the Chairman, Chief Executive Officer, President and a Director advanced $77,764 in exchange for 1,000,000 common shares of the Company.


ITEM 1. TO RATIFY THE APPOINTMENT OF BAGELL, JOSEPHS & COMPANY, L.L.C. AS INDEPENDENT AUDITORS OF THE CORPORATION FOR 2004

Bagell, Josephs & Company, L.L.C. have been selected by the Board of Directors as independent certified public accountants of INFe-Human Resources, Inc. for the fiscal year ending November 30, 2004. Shareholders are being asked to ratify the appointment of Bagell, Josephs & Company, L.L.C. as auditors. Representatives of Bagell, Josephs & Company, L.L.C. are expected to be present at the annual meeting and will have the opportunity to make a statement if they so desire and to respond to appropriate questions from shareholders.

Audit Fees. Bagell, Josephs & Company, L.L.C. billed the Company approximately $10,000 for professional services in connection with auditing INFe-Human Resources, Inc.'s annual financial statements for the 2003 fiscal year.

Financial Information Systems Design and Implementation Fees. Bagell, Josephs & Company, L.L.C. did not render non-audit services to INFe-Human Resources, Inc. relating to financial information systems design or implementation for the 2003 fiscal year.

All Other Fees. Bagell, Josephs & Company, L.L.C. billed INFe-Human Resources, Inc. approximately $-0- for other services not described above. The Audit Committee of the Board of Directors has considered whether these services rendered are compatible with maintaining the principal accountant's independence, and has determined that they are.

Total Fees. Bagell, Josephs & Company, L.L.C. received fees totaling $10,000 during 2003 for all services rendered, as described above.

                                 OTHER BUSINESS

The Board of Directors does not know of any other business to be acted upon at the meeting, and, as far as is known to the Board of Directors, no matters are to be brought before the meeting except as specified in the notice of the meeting. However, if any other business properly should come before the meeting, it is intended that shareholders will vote in their discretion on any such matters in accordance with the judgment of the persons voting such proxies.

                   2005 ANNUAL MEETING SHAREHOLDER PROPOSALS

Proposals intended to be presented at INFe-Human Resources, Inc.'s next annual meeting of shareholders must be received at INFe-Human Resources, Inc.'s executive offices no later than February 9, 2005 for inclusion in the Company's proxy material related to that meeting. Notice to the Company of a shareholder proposal submitted otherwise than for inclusion in INFe-Human Resources, Inc.'s proxy materials pursuant to Rule 14a-8 will be considered untimely if submitted to the Company after that date, and the persons named in proxies solicited by the Company's Board of Directors for the 2005 annual meeting of shareholders may exercise discretionary voting power with respect to any proposal not submitted by that deadline.

INFE-HUMAN RESOURCES, INC.
New York, New York


March 29, 2004


                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                           INFE-HUMAN RESOURCES, INC.
                                  May 10, 2004

                Please Detach and Mail in the Envelope Provided

A [X] Please mark your votes as in this example.



                                              FOR    AGAINST    ABSTAIN

1.  APPROVAL OF BAGELL, JOSEPHS               [ ]      [ ]        [ ]
    & COMPANY AS INFE-HUMAN RESOURCES,INC.
    INDEPENDENT AUDITORS.

OTHER MATTERS: Granting the proxies discretionary authority to vote upon any other unforeseen matters which are properly brought before the meeting as management may recommend.

The undersigned hereby revokes any and all other proxies heretofore given by the undersigned and hereby ratifies all that the above named proxies may do at such meetings, or at any adjournments thereof, by virtue hereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY USING THE ENCLOSED ENVELOPE.


------------------------------------              Dated:         , 2004
Signature


---------------------------------------           Dated:         , 2004
Signature, if held jointly

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such and also state the name of the shareholder of record for whom you act. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                           INFE-HUMAN RESOURCES,INC.
                         Annual Meeting Of Shareholders
                            To Be Held May 10, 2004

              Proxy Solicited On Behalf Of The Board Of Directors

The undersigned shareholder of INFe-Human Resources, Inc. (the "Company"), having received the Notice of Annual Meeting and the Proxy Statement, hereby appoints Arthur Viola attorney and proxy of the undersigned to vote at the Annual Meeting of Shareholders of the Company to be held on Monday, May 10, 2004 at 10:00 a.m., local time, and at any adjournment or postponement thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote, in accordance with the following instructions. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting.

This Proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, the Proxy will be voted "FOR" each of the proposals and will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting.

               (Continued And To Be Signed On The Reverse Side)